Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of James River Group, Inc. for the year ended December 31, 2005, I, Michael T. Oakes, Chief Financial Officer of James River Group, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)	such Form 10-K for the year ended December 31, 2005 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in such Form 10-K for the year ended December 31, 2005 fairly presents, in all material respects, the consolidated financial condition and results of operations of James River Group, Inc. and its subsidiaries as of, and for, the periods presented in such Form 10-K.

By: /s/ Michael T. Oakes	Date: March 23, 2006
Michael T. Oakes
Chief Financial Officer